Exhibit 10.1

Dated 31 December 2020
(1)THE ENTITIES LISTED IN SCHEDULE 1 PART 1 as Borrowers
(2)THE ENTITIES LISTED IN SCHEDULE 1, PART 2 as Guarantors
(3)THE ENTITIES LISTED IN SCHEDULE 1, PART 3 as Security Obligors
(4)BRISTOW GROUP INC. as Parent
(5)BARCLAYS BANK PLC as Agent
(6)BARCLAYS BANK PLC as Security Agent
(7)BARCLAYS BANK PLC as Lender
(8)CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Lender
(9)BARCLAYS BANK IRELAND PLC as Lender
(10)BARCLAYS BANK PLC as Original Issuing Bank

DEED OF AMENDMENT, ADOPTION AND CONFIRMATION relating to an ABL facilities agreement originally dated 17 April 2018

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Contents
Clause    Page

Schedules

Borrowers, Guarantors and Security Obligors	8
Guarantors	8
Security Obligors	8
Continuing Letters of Credit	9

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THIS DEED OF AMENDMENT, ADOPTION AND CONFIRMATION is dated     31 December 2020 and made between:
(1)THE PERSONS LISTED IN SCHEDULE 1, PART 1 (The Borrowers) (the "Borrowers");
(2)THE PERSONS LISTED IN SCHEDULE 1, PART 2 (The Guarantors) (the "Guarantors");
(3)THE PERSONS LISTED IN SCHEDULE 1, PART 3 (The Security Obligors) (the "Security Obligors");
(4)BRISTOW GROUP INC. a company incorporated in Delaware (the "Parent");
(5)BARCLAYS BANK PLC as agent of the other Finance Parties (the "Agent");
(6)BARCLAYS BANK PLC as security trustee for the Secured Parties (the "Security Agent");
(7)BARCLAYS BANK PLC as Lender ("Barclays ");
(8)CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Lender;
(9)BARCLAYS BANK IRELAND PLC as Lender ("BBI"); and
(10)BARCLAYS BANK PLC as Original Issuing Bank ("BBPLC").
BACKGROUND:
(A)Certain of the Borrowers and Guarantors, together with the Agent and certain of the Lenders, amongst others, entered into a facilities agreement dated 17 April 2018 (as amended from time to time up to the date of this Deed, the "Agreement").
(B)Barclays Bank PLC, as Lender under the Norwegian Tranche and the LILO Tranche has transferred all of its Norwegian Tranche Commitments and LILO Tranche Commitments to BBI. As part of that transfer, Barclays Bank PLC will no longer be able to issue Letters of Credit under those tranches and, accordingly, BBI intends to become an Issuing Bank under those tranches.
(C)This Deed:
(a)    puts into effect the cessation of Barclays Bank PLC as being an Issuing Bank for the Norwegian Tranche and the LILO Tranche and appointment of BBI as an Issuing Bank, as well as setting out the agreed commercial position in relation to certain Letters of Credit issued by Barclays Bank PLC under the Norwegian Tranche prior to the date of this Deed and which will remain outstanding on and after the date of this Deed;
(b)    effects certain amendments to the Agreement;
(c)    contains confirmations in relation to guarantees given by the Guarantors;

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(d)    contains confirmations in relation to security interests granted by the Security Obligors; and
(e)    deals with related matters.
THIS DEED WITNESSES that:
1.Definitions and interpretation
a.Definitions
In this Deed:
1."Agreement" has the meaning given to it in Recital (A).
2."Amended Agreement" means the Agreement as amended pursuant to this Deed.
3."Continuing Letters of Credit" means the Letters of Credit issued by BBPLC under the Norwegian Tranche prior to the date of this Deed and which will remain outstanding on and following the date of this Deed, being, as at the date of this Deed, as listed in Schedule 3 (Continuing Letters of Credit), together with any extensions, renewals or replacements of such letters of credit to the extent issued by BBPLC.
4."Obligor Party" means each Party which is an Obligor.
5."Parties" means the parties to this Deed.
a.Terms defined in the Amended Agreement
Terms defined in the Amended Agreement but not in this Deed shall have the same meaning in this Deed as in the Amended Agreement.
b.Construction
Clause 1.2 (Construction) of the Amended Agreement (other than paragraph (n) thereof) shall apply as if set out in full again here, with such changes as are appropriate to fit this context.
6.Amendment
a.Amendment
The Parent, the Borrowers, the Guarantors and the Agent agree that with effect from the date of this Deed, paragraph (a) of the definition of "Change of Control" in clause 1.1 (Definitions) of the Agreement shall be deleted and replaced with the following new paragraph (a):
"(a)    the Parent ceases to own, directly or indirectly, legal and beneficial title to at least 49 percent of the issued share capital of any Borrower (other than Bristow

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Norway AS) or Bristow Helicopters Limited ceases to own, directly or indirectly, legal and beneficial title to at least 49 percent of the issued share capital of Bristow Norway AS;"
b.Consents
The Agent confirms that the consent of all Lenders has been obtained for the amendment and restatement of the Agreement effected by Clause 2.1, as required by Clause 42 (Amendments and waivers) of the Agreement.
7.Change of Issuing Bank Role
a.Resignation and appointment
1.On and from the date of this Deed, BBPLC shall cease to be an Issuing Bank under the Amended Agreement for the purposes of issuing new Letters of Credit under either or both of the Norwegian Tranche or the LILO Tranche. This applies notwithstanding limb (z) of the definition of Issuing Bank in the Amended Agreement. For the avoidance of doubt, BBPLC will continue to be an Original Issuing Bank and an Issuing Bank in relation to the US/UK Tranche. BBPLC may after the date of this Deed agree to become an Issuing Bank under the Amended Agreement for Letters of Credit in relation to either or both of the Norwegian Tranche or the LILO Tranche without the requirement for consent from any other Finance Party.
2.With effect from the date of this Deed, and in accordance with the provisions of clause 6.10 (Appointment of additional Issuing Banks) of the Amended Agreement, BBI hereby agrees to be an Issuing Bank. This Deed shall be deemed to satisfy the requirements for requests, notices and agreement pursuant to clause 6.10 (Appointment of additional Issuing Banks) of the Amended Agreement for the purposes of BBI becoming an Issuing Bank in relation each of the Norwegian Tranche and the LILO Tranche
b.BBI and BBPLC as Issuing Banks
The Parties agree that the following provisions shall apply to BBI in its role as Issuing Bank and to BBPLC in its amended role as Issuing Bank in relation to the US/UK Tranche only (in each case as if these provisions were set out in the definition of Issuing Bank in the Amended Agreement):
3.BBI as Issuing Bank will only issue standby Letters of Credit; and
4.BBPLC shall not be required to (but may agree to without any need for any consent from any other Finance Party) issue Letters of Credit to any beneficiary incorporated in Germany, Italy or Spain or which is a branch, office or similar establishment located in Germany, Italy or Spain.

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8.Continuing Letters of Credit
a.Nature of Continuing Letters of Credit
5.Notwithstanding the cessation of BBPLC being an Issuing Bank in relation to the Norwegian Tranche and the LILO Tranche, the Continuing Letters of Credit shall remain outstanding in accordance with their terms.
6.The Parties have agreed that the Continuing Letters of Credit shall continue to be treated for the purposes of the Amended Agreement as if they were Letters of Credit issued pursuant to the terms of the Amended Agreement by BBI under the Norwegian Tranche, such that the outstanding amounts of Continuing Letters of Credit constitute an "amount borrowed" and a Utilisation under and for the purposes of the Amended Agreement, with all obligations of reimbursement and repayment in relation to the Continuing Letters of Credit being owed to BBI.
b.Adjustments to Amended Agreement
In order to effect the intention set out above, it is acknowledged and agreed by the Parties that the following provisions in the Amended Agreement shall apply as set out below in connection with the Continuing Letters of Credit for so long as any Continuing Letters of Credit remain outstanding:
1.all references to "Letters of Credit" in relation to the Norwegian Tranche (or generally in relation to the Facility) shall be deemed to include all Continuing Letters of Credit which remain outstanding;
2.all references to the "Issuing Bank" (where applicable) shall be deemed to include references to BBI as Issuing Bank in relation to the Continuing Letters of Credit (and references to a Letter of Credit "issued by it" (or similar) shall include the Continuing Letters of Credit with respect to BBI);
3.the definition of "Term" when used in relation to Continuing Letters of Credit shall be deemed to include the period for which BBPLC is under a liability under such Continuing Letters of Credit;
4.any reference to the Issuing Bank being satisfied that it has no further liability under a Letter of Credit or a determination that no amounts are outstanding under a Letter of Credit shall, in relation to the Continuing Letters of Credit, include BBI being satisfied that BBPLC no longer has any liabilities under and/or that no amounts are outstanding in respect of the relevant Continuing Letters of Credit;
5.notwithstanding clause 6.5(g) (Issue of Letters of Credit) of the Amended Agreement, BBPLC shall be responsible for the form of the Continuing Letters of Credit;
6.for the purposes of clause 7.2(a) (Claims under a Letter of Credit) of the Amended Agreement, the authority granted by the Borrowers to the Issuing

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Bank to pay any claim made or purported to be made under a Letter of Credit shall also extend to BBPLC as issuer of the Continuing Letters of Credit;
7.for the purposes of clause 7.2(c) (Claims under a Letter of Credit) of the Amended Agreement, the acknowledgements of each Borrower shall also extend to BBPLC as issuer of the Continuing Letters of Credit;
8.the indemnity granted by the Borrowers in clause 7.3(a) (Indemnities) shall also extend to costs, losses or liabilities incurred by BBPLC as issuer of the Continuing Letters of Credit (provided that any demand, and any payment, in relation to such indemnity shall be made by and to BBI as Issuing Bank);
9.the indemnity granted by the Lenders in clause 7.3(b) (Indemnities) shall also extend to costs, losses or liabilities incurred by BBPLC as issuer of the Continuing Letters of Credit (provided that any demand, and any payment, in relation to such indemnity shall be made by and to BBI as Issuing Bank);
10.all fronting fees in relation to the Continuing Letters of Credit payable pursuant to clause 17.3(a) (Fees payable in respect of Letters of Credit) of the Amended Agreement shall, to the extent not paid to BBPLC prior to the date of this Deed, be payable to BBI; and
11.the issuance/administration fees referred to in clause 17.3(e) (Fees payable in respect of Letters of Credit) shall in relation to all Continuing Letters of Credit and any Letters of Credit issued after the date of this Deed by BBI, be payable at the rates determined by BBPLC in accordance with a Fee Letter but shall, to the extent not paid to BBPLC prior to the date of this Deed, be payable to BBI.
c.Treatment of recoveries
All amounts (including in relation to fees) paid to BBI pursuant to the Amended Agreement in connection with the Continuing Letters of Credit shall be promptly paid by BBI to BBPLC. Any payment by an Obligor or Lender in relation to a Continuing Letter of Credit made to BBI, or to the Agent for the account of BBI, shall discharge any obligation to pay such amount to BBPPLC.
9.Confirmations
a.Guarantee confirmations
Each of the Guarantors:
12.consents to the amendment of the Agreement effected by Clause 2.1 (Amendment); and
13.confirms for the benefit of the Finance Parties that:
i.its obligations as a Guarantor under Clause 23 (Guarantee and indemnity) of the Amended Agreement (the "Guaranteed Obligations") are not discharged or (except as set out in Clause

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4.1(b)) otherwise affected by those amendments or the other provisions of this Deed and shall accordingly continue in full force and effect; and
ii.the Guaranteed Obligations shall after the date of this Deed extend to the obligations of each Obligor under the Amended Agreement and under any other Finance Documents.
b.Security Interest confirmations
Each of the Security Obligors
14.consents to the amendment of the Agreement effected by Clause 2.1 (Amendment); and
15.confirms to the Security Agent for the benefit of the Secured Parties that:
iii.its obligations under, and the Security granted by it in and pursuant to, the Transaction Security Document(s) to which it is a party are not discharged or (except as set out in Clause 4.2(b)) otherwise affected by those amendments or the other provisions of this Deed and shall accordingly remain in full force and effect; and
iv.the Secured Obligations, including for the purposes of the Transaction Security Documents, shall after the date of this Deed extend to the obligations of each Obligor under the Amended Agreement and under any other Finance Documents.
10.Further assurance
Each Guarantor and each Security Obligor shall, at the request of the Agent or the Security Agent and at its own expense, promptly execute (in such form as the Agent or Security Agent may reasonably require) and do any document, act or thing which the Agent or Security Agent, acting reasonably, considers necessary or appropriate to preserve, perfect, protect or give effect to the consents and confirmations provided for in this Deed.
11.Representations
Each Obligor Party makes the Repeating Representations on the date of this Deed.
12.Relationship with other Finance Documents
a.Status
This Deed is designated by the Agent and the Parent (in its capacity as the Obligors' Agent) as a Finance Document.
b.Continuing effect
Except to the extent of the amendments effected by Clause 2.1 (Amendment), the Agreement shall continue in full force and effect.

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c.No waiver
This Deed is not to be construed as waiving any right or remedy of any Finance Party. The Agent, on behalf of each Finance Party, reserves any other rights and remedies which any Finance Party may have from time to time under any Finance Document.
13.Miscellaneous
The provisions of Clauses 1.4 (Third Party Rights), 38 (Notices), 40 (Partial invalidity), 41 (Remedies and waivers) and 49 (Counterparts) of the Amended Agreement shall apply to this Deed as if set out in full again here, with such changes as are appropriate to fit this context.
14.Law and jurisdiction
a.Governing law
This Deed and any non-contractual obligations arising out of or in connection with it are governed by, and shall be construed in accordance with, English law.
b.Jurisdiction
16.The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute relating to the existence, validity or termination of this Deed or any non-contractual obligation arising out of or in connection with this Deed) (a "Dispute").
17.The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.
18.This Clause 9.2 is for the benefit of the Finance Parties and Secured Parties only. As a result, no Finance Party or Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties and Secured Parties may take concurrent proceedings in any number of jurisdictions.
EXECUTION:
The parties have shown their acceptance of the terms of this Deed by executing it at the end of the Schedules.
Schedule 1.
Borrowers, Guarantors and Security Obligors
Part a.
Borrowers

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Name of Borrower	Jurisdiction of incorporation
Bristow Norway AS	Norway
Bristow Helicopters Limited	England and Wales
Bristow U.S. LLC	Louisiana
Era Helicopters, LLC	Delaware

Part b.
Guarantors

Name of Guarantor	Jurisdiction of incorporation
Bristow Group Inc.	Delaware
Bristow Norway AS	Norway
Bristow Helicopters Limited	England and Wales
Bristow U.S. LLC	Louisiana
Era Helicopters, LLC	Delaware

Part c.
Security Obligors

Name of Security Obligor	Jurisdiction of incorporation
Bristow Norway AS	Norway
Bristow Helicopters Limited	England and Wales
Bristow U.S. LLC	Louisiana
Era Helicopters, LLC	Delaware

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EXECUTION of Deed of Amendment, Adoption and Confirmation
Borrowers

EXECUTED as a deed by an authorised signatory for and on behalf of BRISTOW NORWAY AS in the presence of:	))) /s/ Alan Corbett
Witness's signature:	/s/ Audrey Smith
Witness's name (in capitals):	AUDREY SMITH
Witness's address:	c/o Bristow Helicopters, Aberdeen AB21 0LQ

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EXECUTED as a deed by an authorised signatory for and on behalf of BRISTOW HELICOPTERS LIMITED in the presence of:	))) /s/ Alan Corbett
Witness's signature:	/s/ Audrey Smith
Witness's name (in capitals):	AUDREY SMITH
Witness's address:	c/o Bristow Helicopters, Aberdeen AB21 0LQ

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EXECUTED as a deed by an authorised signatory for and on behalf of BRISTOW U.S. LLC in the presence of:	)))	/s/ Grant Newman

Witness's signature:	/s/ Justin D. Mogford
Witness's name (in capitals):	JUSTIN D. MOGFORD
Witness's address:	3151 Briarpark Drive, Suite 700 Houston, Texas 77042

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EXECUTED as a deed by an authorised signatory for and on behalf of ERA HELICOPTERS, LLC in the presence of:	)))	/s/ Justin D. Mogford

Witness's signature:	/s/ Grant Newman
Witness's name (in capitals):	GRANT NEWMAN
Witness's address:	3151 Briarpark Drive, Suite 700 Houston, Texas 77042

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Guarantors

EXECUTED as a deed by an authorised signatory for and on behalf of BRISTOW GROUP INC. in the presence of:	))) /s/ Grant Newman
Witness's signature:	/s/ Justin D. Mogford
Witness's name (in capitals):	JUSTIN D. MOGFORD
Witness's address:	3151 Briarpark Drive, Suite 700 Houston, Texas 77042

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EXECUTED as a deed by an authorised signatory for and on behalf of BRISTOW NORWAY AS in the presence of:	))) /s/ Alan Corbett
Witness's signature:	/s/ Audrey Smith
Witness's name (in capitals):	AUDREY SMITH
Witness's address:	c/o Bristow Helicopters, Aberdeen AB21 0LQ

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EXECUTED as a deed by an authorised signatory for and on behalf of BRISTOW HELICOPTERS LIMITED in the presence of:	))))	/s/ Alan Corbett
Witness's signature:	/s/ Audrey Smith
Witness's name (in capitals):	AUDREY SMITH
Witness's address:	c/o Bristow Helicopters, Aberdeen AB21 0LQ

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EXECUTED as a deed by an authorised signatory for and on behalf of BRISTOW U.S. LLC in the presence of:	)))	/s/ Grant Newman

Witness's signature:	/s/ Justin D. Mogford
Witness's name (in capitals):	JUSTIN D. MOGFORD
Witness's address:	3151 Briarpark Drive, Suite 700 Houston, Texas 77042

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EXECUTED as a deed by an authorised signatory for and on behalf of ERA HELICOPTERS, LLC in the presence of:	)))	/s/ Justin D. Mogford

Witness's signature:	/s/ Grant Newman
Witness's name (in capitals):	GRANT NEWMAN
Witness's address:	3151 Briarpark Drive, Suite 700 Houston, Texas 77042

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Security Obligors

EXECUTED as a deed by an authorised signatory for and on behalf of BRISTOW NORWAY AS in the presence of:	))) /s/ Alan Corbett
Witness's signature:	/s/ Audrey Smith
Witness's name (in capitals):	AUDREY SMITH
Witness's address:	c/o Bristow Helicopters, Aberdeen AB21 0LQ

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EXECUTED as a deed by an authorised signatory for and on behalf of BRISTOW HELICOPTERS LIMITED in the presence of:	))))	/s/ Alan Corbett
Witness's signature:	/s/ Audrey Smith
Witness's name (in capitals):	AUDREY SMITH
Witness's address:	c/o Bristow Helicopters, Aberdeen AB21 0LQ

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EXECUTED as a deed by an authorised signatory for and on behalf of BRISTOW U.S. LLC in the presence of:	)))	/s/ Grant Newman

Witness's signature:	/s/ Justin D. Mogford
Witness's name (in capitals):	JUSTIN D. MOGFORD
Witness's address:	3151 Briarpark Drive, Suite 700 Houston, Texas 77042

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EXECUTED as a deed by an authorised signatory for and on behalf of ERA HELICOPTERS, LLC in the presence of:	)))	/s/ Justin D. Mogford

Witness's signature:	/s/ Grant Newman
Witness's name (in capitals):	GRANT NEWMAN
Witness's address:	3151 Briarpark Drive, Suite 700 Houston, Texas 77042

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Parent

EXECUTED as a deed by an authorised signatory for and on behalf of BRISTOW GROUP INC. in the presence of:	))) /s/ Grant Newman
Witness's signature:	/s/ Justin D. Mogford
Witness's name (in capitals):	JUSTIN D. MOGFORD
Witness's address:	3151 Briarpark Drive, Suite 700 Houston, Texas 77042

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Agent

EXECUTED as a deed by Joseph Jordan, Managing Director, duly authorised for and on behalf of BARCLAYS BANK PLC in the presence of:	))))	/s/ Joseph Jordan
Witness's signature:		/s/ Kristin Jordan
Witness's name (in capitals):		KRISTIN JORDAN
Witness's address:		19 Renshaw Road Darien, CT 06820

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Security Agent

EXECUTED as a deed by Joseph Jordan, Managing Director, duly authorised for and on behalf of BARCLAYS BANK PLC in the presence of:	))))	/s/ Joseph Jordan
Witness's signature:		/s/ Kristin Jordan
Witness's name (in capitals):		KRISTIN JORDAN
Witness's address:		19 Renshaw Road Darien, CT 06820

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Lender

EXECUTED as a deed by Joseph Jordan, Managing Director, duly authorised for and on behalf of BARCLAYS BANK PLC in the presence of:	))))	/s/ Joseph Jordan
Witness's signature:		/s/ Kristin Jordan
Witness's name (in capitals):		KRISTIN JORDAN
Witness's address:		19 Renshaw Road Darien, CT 06820

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Lender

EXECUTED as a deed for and on behalf of CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	)))

By:_/s/ Nupur Kamar_____________________
Name: Nupur Kamar
Title: Authorised Signatory

By: /s/ Andrew Griffin____________________
Name: Andrew Griffin
Title: Authorised Signatory

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Lender

EXECUTED as a deed by Matthew Jackson duly authorised for and on behalf of BARCLAYS BANK IRELAND PLC in the presence of:	))))	/s/ Matthew Jackson
Witness's signature:		/s/ Claire Jackson
Witness's name (in capitals):		CLAIRE JACKSON
Witness's address:		132 Ellingham View Dartford, DA1 5UP

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Original Issuing Bank

EXECUTED as a deed by Joseph Jordan, Managing Director, duly authorised for and on behalf of BARCLAYS BANK PLC in the presence of:	))))	/s/ Joseph Jordan
Witness's signature:		/s/ Kristin Jordan
Witness's name (in capitals):		KRISTIN JORDAN
Witness's address:		19 Renshaw Road Darien, CT 06820

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